Buffalo Small Cap Fund
Schedule of Investments
December 31, 2021 (Unaudited)

Shares or Face Amount			Fair Value*
		COMMON STOCKS - 99.10%
		Communication Services - 2.23%
		Diversified Telecommunication Services - 1.01%
163,455		Bandwidth, Inc. (a)	$11,729,531

		Interactive Media & Services - 1.22%
811,824		Eventbrite, Inc. (a)	14,158,210
		Total Communication Services (Cost $25,042,700)	25,887,741

		Consumer Discretionary - 14.67%
		Diversified Consumer Services - 1.51%
577,840		European Wax Center, Inc. (a)	17,537,444

		Hotels, Restaurants & Leisure - 6.99%
349,040		Bally’s Corp. (a)	13,284,462
1,017,610		Everi Holdings Inc. (a)	21,725,974
700,000		First Watch Restaurant Group, Inc. (a)	11,732,000
1,013,310		Rush Street Interactive, Inc. (a)	16,719,615
87,190		Texas Roadhouse, Inc.	7,784,323
58,290		Wingstop, Inc.	10,072,512
			81,318,886
		Household Durables - 1.17%
206,632		Lovesac Co/The (a)	13,691,436

		Internet & Direct Marketing Retail - 1.37%
154,055		Overstock.com, Inc. (a)	9,090,786
628,156		Vivid Seats, Inc.	6,834,337
			15,925,123
		Specialty Retail - 2.00%
837,551		Guess?, Inc.	19,833,208
1,013,190		Shift Technologies, Inc. (a)	3,454,978
			23,288,186
		Textiles, Apparel & Luxury Goods - 1.63%
407,487		Steven Madden Ltd.	18,935,921
		Total Consumer Discretionary (Cost $129,285,179)	170,696,996

		Consumer Staples - 1.35%
		Beverages - 1.35%
185,025		MGP Ingredients, Inc.	15,725,275
		Total Consumer Staples (Cost $7,519,455)	15,725,275

		Financials - 8.20%
		Banks - 2.11%
445,170		Bancorp Inc/The (a)	11,267,252
204,010		Customers Bancorp, Inc. (a)	13,336,134
			24,603,386
		Capital Markets - 3.03%
151,195		Hamilton Lane Inc. - Class A	15,666,826
578,343		MarketWise, Inc. (a)	4,360,706
674,520		Open Lending Corp. (a)	15,163,210
			35,190,742
		Insurance - 3.06%
487,670		BRP Group, Inc. (a)	17,609,764
278,588		Palomar Holdings, Inc. (a)	18,044,145
			35,653,909
		Total Financials (Cost $76,997,785)	95,448,037

		Health Care - 23.91%
		Biotechnology - 8.22%
668,508		Avid Bioservices, Inc. (a)	19,507,063
244,679		CareDx, Inc. (a)	11,128,001
422,242		Castle Biosciences, Inc. (a)	18,101,515
268,610		DermTech, Inc. (a)	4,244,038
546,715		Halozyme Therapeutics, Inc. (a)	21,983,410
133,987		Ligand Pharmaceuticals, Inc. (a)	20,695,632
			95,659,659
		Health Care Equipment & Supplies - 5.88%
211,315		Establishment Labs Holdings, Inc. - ADR (a)(b)	14,282,781
435,719		NeuroPace, Inc. (a)	4,392,047
1,303,920		OraSure Technologies, Inc. (a)	11,331,065
342,140		Paragon 28, Inc. (a)	6,052,457
67,225		Quidel Corp. (a)	9,074,703
156,830		STAAR Surgical Co. (a)	14,318,579
467,284		TransMedics Group, Inc. (a)	8,953,161
			68,404,793
		Health Care Providers & Services - 2.65%
229,848		HealthEquity, Inc. (a)	10,168,475
798,610		Privia Health Group, Inc. (a)	20,660,041
			30,828,516
		Health Care Technology - 1.62%
536,085		Evolent Health, Inc. - Class A (a)	14,833,472
558,635		iCAD, Inc. (a)	4,022,172
			18,855,644
		Life Sciences Tools & Services - 5.08%
192,695		Adaptive Biotechnologies Corporation (a)	5,407,022
494,444		Codexis, Inc. (a)	15,461,264
384,675		Quanterix Corp. (a)	16,310,220
213,560		Syneos Health, Inc. (a)	21,928,341
			59,106,847
		Pharmaceuticals - 0.46%
579,725		Verrica Pharmaceuticals, Inc. (a)	5,310,281
		Total Health Care (Cost $253,991,840)	278,165,740

		Industrials - 22.54%
		Air Freight & Logistics - 1.70%
675,200		Air Transport Services Group, Inc. (a)	19,837,376

		Building Products - 4.21%
159,415		Advanced Drainage Systems, Inc.	21,701,164
747,550		Janus International Group, Inc. (a)	9,359,326
796,425		PGT Innovations, Inc. (a)	17,911,598
			48,972,088
		Construction & Engineering - 3.71%
239,580		MasTec, Inc. (a)	22,108,443
152,260		NV5 Global, Inc. (a)	21,030,151
			43,138,594
		Electrical Equipment - 2.95%
856,040		Array Technologies, Inc. (a)	13,431,267
164,370		Vicor Corp. (a)	20,871,703
			34,302,970
		Machinery - 3.27%
265,305		Hydrofarm Holdings Group, Inc. (a)	7,505,478
119,870		John Bean Technologies Corp.	18,407,237
79,427		Kornit Digital Ltd. - ADR (a)(b)	12,092,761
			38,005,476
		Professional Services - 6.70%
413,235		First Advantage Corp. (a)	7,867,994
124,710		FTI Consulting, Inc. (a)	19,133,008
271,658		ICF International, Inc.	27,858,528
510,515		Sterling Check Corp. (a)	10,470,663
371,025		Upwork, Inc. (a)	12,674,214
			78,004,407
		Total Industrials (Cost $182,836,557)	262,260,911

		Information Technology - 23.25%
		Communications Equipment - 5.18%
845,458		ADTRAN, Inc.	19,301,806
363,190		Calix, Inc. (a)	29,044,304
464,820		Cambium Networks Corp. - ADR (a)(b)	11,913,337
			60,259,447
		IT Services - 3.69%
76,735		Endava Plc - ADR (a)(b)	12,885,341
2,114,490		Paya Holdings, Inc. (a)	13,405,867
308,530		TaskUS, Inc. (a)	16,648,279
			42,939,487
		Semiconductors & Semiconductor Equipment - 4.78%
334,975		MaxLinear, Inc. (a)	25,253,765
95,345		Silicon Laboratories, Inc. (a)	19,681,115
64,545		Universal Display Corp.	10,651,861
			55,586,741
		Software - 9.60%
355,310		Digital Turbine, Inc. (a)	21,670,357
672,859		DoubleVerify Holdings, Inc. (a)	22,392,747
648,159		Momentive Global, Inc. (a)	13,708,563
458,695		Tenable Holdings, Inc. (a)	25,260,334
206,705		Varonis Systems, Inc. (a)	10,083,070
776,450		Viant Technology, Inc. (a)	7,535,447
591,395		Zuora, Inc. (a)	11,047,259
			111,697,777
		Total Information Technology (Cost $191,521,269)	270,483,452

		Materials - 2.13%
		Construction Materials - 1.60%
463,433		Summit Materials, Inc. - Class A (a)	18,602,201

		Containers & Packaging - 0.53%
302,997		Karat Packaging, Inc. (a)	6,123,569

		Total Materials (Cost $12,354,782)	24,725,770

		TOTAL COMMON STOCKS (Cost $895,486,518)	1,143,393,922

		PRIVATE PLACEMENTS - 0.82%
		Software - 0.22%
679,793		Airspan Networks Holdings, Inc. (a)(c)	2,576,415
		Total Software (Cost $6,797,930)	2,576,415

		Capital Markets - 0.60%
930,000		MarketWise, Inc. - Class A (a)(c)	7,012,200
		Total Capital Markets (Cost $9,300,000)	7,012,200

		TOTAL PRIVATE PLACEMENTS (Cost $16,097,930)	9,588,615

		SHORT TERM INVESTMENTS - 0.89%
		Investment Company - 0.89%
10,343,838		Fidelity Investments Money Market Funds - Government Portfolio - Class I - 0.010% (d)	10,343,838
		Total Investment Company	10,343,838

		TOTAL SHORT TERM INVESTMENTS (Cost $10,343,838)	10,343,838

		Total Investments (Cost ($905,991,335) - 99.99%	1,163,326,375
		Other Assets in Excess of Liabilities - 0.01%	76,202
		TOTAL NET ASSETS - 100.00%	$1,163,402,577

	(a)	Non Income Producing.
	(b)	Foreign Issued Securities. The total value of these securities amounted to $51,174,219 (4.40% of net assets) at December 31, 2021.
	(c)	Security is restricted from resale and considered illiquid.
	(d)	The rate quoted is the annualized seven-day effective yield as of December 31, 2021.
	*	See Accompanying Notes regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of December 31, 2021, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978. ”

Summary of Fair Value Exposure at December 31, 2021

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of December 31, 2021. These assets are measured on a recurring basis.

Buffalo Small Cap Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,143,393,922	-	-	$1,143,393,922
Private Placements	9,588,615	-	-	9,588,615
Short Term Investments	10,343,838	-	-	10,343,838
Total*	$1,163,326,375	$-	-	$1,163,326,375

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended December 31, 2021.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of December 31, 2021. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of December 31, 2021.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.